SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2008

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain officers.

On May 22, 2008, our Compensation Committee approved the grant of awards under our 2008 Omnibus Equity Plan to our named executive officers as described in the following table:

Name and Title	Type of Award	Number of Shares	Option Exercise Price	Other Terms

Arthur H. Keeney III Chief Executive Officer	Restricted stock award	2,500	N/A	Vests on 03/31/09

J. Dorson White, Jr. Executive Vice President and Chief Operating Officer	Incentive stock option	3,000	$24.50	Exercisable as to 1/3 of the shares each May 22, beginning 05/22/11

T. Olin Davis Senior Vice President and Chief Credit Officer	Incentive stock option	2,500	$24.50	Exercisable as to 1/3 of the shares each May 22, beginning 05/22/11

Gary M. Adams Chief Financial Officer	Incentive stock option	600	$24.50	Exercisable as to 1/3 of the shares each May 22, beginning 05/22/11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: May 29, 2008	By:	/s/ Arthur H. Keeney III
Arthur H. Keeney III
Chief Executive Officer